SUBLICENSE AGREEMENT

         AGREEMENT made and entered into this_____day of_____________, 2000, by and between CROWN CAPITAL ADVISORS, INC., a Florida corporation, (hereinafter referred to as "CROWN CAPITAL"), and iCrown Corporation, a corporation organized and existing under the laws of the State of Florida, (hereinafter referred to as "iCROWN").

                              W I T N E S S E T H:

         WHEREAS, CROWN CAPITAL possesses technical information and know-how in the form of a Master License Agreement with Hackney & Miller, P.A., for the use of a proprietary system, known as the "Affinity Exchange System(TM)" (patent pending); and

         WHEREAS, CROWN CAPITAL also is permitted to use certain trademarks in connection with the Affinity Exchange System(TM), such trademarks set forth in Exhibit "A" attached hereto and made a part hereof; and

         WHEREAS, CROWN CAPITAL also is permitted to use certain copyright material in connection with the Affinity Exchange System(TM), as set forth in Exhibit "B" attached hereto and made a part hereof; and

         WHEREAS, CROWN CAPITAL desires to grant a sublicense to iCROWN, to use the patented system, trademarks and copyright material; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:

         1. DEFINITIONS. For the purposes of this Agreement, the following definitions shall apply:

                  (a) The term "trademark" shall mean the HACKNEYMILLER trademark(s) used in connection with the provision of services related to tender offers, exchange offers, mini-

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tenders, odd-lot tenders and similar services, as set forth in Exhibit "A"
attached hereto and made a part hereof, as well as such HACKNEYMILLER trademarks as may be subsequently adopted for the provision of similar services, as may be added to Exhibit "A" from time to time hereafter by mutual agreement.

                  (b) The term "copyright material" shall mean the HACKNEYMILLER copyright material used in connection with the provision of services in the field of investment banking as set forth in Exhibit "B" attached hereto and made a part hereof, as well as such HACKNEYMILLER copyright material as may be subsequently adopted for the provision of such services, as may be added to Exhibit "B" from time to time hereafter by mutual agreement.

         2.       GRANT OF RIGHT TO USE DATA.

                  CROWN CAPITAL hereby grants to iCROWN for the term of this Agreement the non-exclusive right to use HACKNEYMILLER 's trademarks, copyright material received from HACKNEYMILLER hereunder.

         3.       GRANT OF RIGHT TO USE TRADEMARKS AND COPYRIGHT MATERIALS.

                  (a) CROWN CAPITAL hereby permits iCROWN, during the term of this Agreement, to use the trademarks and its distinctive insignia, shown in Exhibit "A" attached hereto, and the copyright materials shown on Exhibit "B" attached hereto, in the advertising and marketing of iCROWN business under the terms and conditions specified hereinafter, and for the duration of the Agreement, CROWN CAPITAL waives the right accruing to her under the trademarks and copyrights to object to such use of the trademarks by iCROWN.

                  (b) The trademarks and copyright material may be used by iCROWN only in conjunction with iCROWN business in connection with internet related businesses.

                  (c) iCROWN agrees to provide quality service and will not provide inferior or substandard service, or service which will tend to injure the reputation and good will attached to the trademarks. iCROWN shall indemnify and hold CROWN CAPITAL harmless against any

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expense or damage resulting from any default on the part of iCROWN.

         4.       RESTRICTIONS ON LICENSEE.

                  (a) Use of the trademarks and copyright material by iCROWN shall be subject to the written approval by CROWN CAPITAL prior to use, unless used in the same manner as is in existence at the time of the Closing between iCROWN and CROWN CAPITAL.

                  (b) Labels or brochures used by iCROWN bearing the trademarks or copyright material shall conform to the requirements of the law of any jurisdiction in which the trademark or copyright material may be used. iCROWN shall not make any change in the trademark or copyright material without prior written approval by CROWN CAPITAL.

                  (c) CROWN CAPITAL shall have the right, during reasonable business hours and upon five (5) days prior notice, to enter upon the premises in order to conduct reasonable inspections of the iCROWN businesses to ascertain that the terms of this Agreement and Licensor's standards and policies are being complied with.

                  (d) iCROWN shall refrain from any act or acts which may prejudice the validity of the title of CROWN CAPITAL to any of the trademarks and copyright material.

                  (e) iCROWN will at all times recognize the validity of the trademarks and copyrights and the ownership thereof by HACKNEYMILLER and CROWN CAPITAL, and the exclusive right and jurisdiction of CROWN CAPITAL to control the use of the trademarks and copyright material and to take all appropriate measures for their protection, and will not at any time put in issue the validity of the trademarks and copyright material and will faithfully observe and execute all the requirements, procedures and directions of CROWN CAPITAL touching the use and the safeguarding of the trademarks and copyright material. iCROWN further undertakes that in the event of any infringement of the rights of CROWN CAPITAL to any of the trademarks and copyright material by persons or entities other than iCROWN, its agents or employees, coming to the notice of iCROWN during the term of this Agreement, iCROWN shall promptly notify CROWN CAPITAL in writing and shall jointly with CROWN CAPITAL, if required by

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CROWN CAPITAL and at the expense of CROWN CAPITAL, take such steps as CROWN
CAPITAL may deem advisable against the infringement or otherwise for the protection of his rights.

                  (f) Upon termination or cancellation of this Agreement, iCROWN will not use at any time for any purpose any trademark, trade name, symbol or other like product bearing any resemblance to the trademarks or copyright material.

         5. PROMOTIONAL ACTIVITIES. iCROWN will use all reasonable and proper effort and means to further and preserve the good will and reputation of the trademarks and copyright material.

         6. TERM. The term of this Agreement shall extend for a period of five (5) years from the execution hereof. This Agreement shall be renewable for a term of an additional five (5) years in accordance with paragraph 7 below.

         7. COMPENSATION. As consideration and compensation for this License Agreement, iCROWN has executed an Investment Advisors Agreement with CROWN CAPITAL.

         8.       CANCELLATION.

                  (a) If iCROWN is in default of this Agreement, then CROWN CAPITAL has the right to cancel the same on ninety (90) days' written notice to iCROWN; provided, however, that if ICROWN shall cure the breach or default within such thirty (30) day period, the Agreement shall continue in full force and effect.

                  (b) CROWN CAPITAL shall have the right to cancel this Agreement at any time in the event of the appointment of a receiver or trustee in bankruptcy for iCROWN, or in the event ICROWN shall take advantage of any insolvency or similar laws.

                  (c) iCROWN shall have the right to cancel this Agreement upon sixty (60) days notice to CROWN CAPITAL, in the event that iCROWN refrains from using the trademark

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and copyright material.

         9. CONSTRUCTION. This Agreement shall be construed in accordance with the laws of the State of Florida, United States of America.

         10. ASSIGNMENT. This Agreement may not be assigned without the prior written consent of CROWN CAPITAL.

         11. NOTICES. Any notice required or permitted to be given under this Agreement by either of the parties hereto shall be deemed to have been sufficiently given for all the purposes hereof if mailed by registered mail, postage prepaid, addressed to the party to be notified at its address shown at the beginning of this Agreement or at such other address as may be furnished to the notifying party in writing.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

WITNESSES:                              CROWN CAPITAL ADVISORS, INC.


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                                        iCROWN CORPORATION,


                                    By:
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                                        Donald W. Miller, President

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